June 30, 2015 Investor Presentation Exhibit 99.1

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.
SAFE HARBOR STATEMENT
This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act
of 1934 that are based on management’s beliefs and assumptions and on information currently available to management. Most forward-looking statements contain words that identify them as forward-looking, such as “anticipates,” “believes,” “continues,” “could,” “seeks,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,”
“predicts,” “projects,” “should,” “will,” “would” or similar expressions and the negatives of those terms that relate to future events. Forward-looking statements involve known
and
unknown
risks,
uncertainties
and
other
factors
that
may
cause
Gogo’s
actual
results,
performance
or
achievements
to
be
materially
different
from
any
projected results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements represent the beliefs and assumptions of Gogo only as of the date of this presentation and Gogo undertakes no obligation to update or revise publicly any such forward-looking statements, whether as a result of new information, future events or otherwise. As such, Gogo’s future results may vary from any expectations or goals expressed in, or implied by, the forward-looking statements included in this presentation, possibly to a material degree.
Gogo cannot assure you that the assumptions made in preparing any of the forward-looking statements will prove accurate or that any long-term financial or operational goals
and
targets
will
be
realized.
In
particular,
the
availability
and
performance
of
certain
technology
solutions
yet
to
be
implemented
by
the
Company
set
forth
in
this
presentation represent aspirational long-term goals based on current expectations. For a discussion of some of the important factors that could cause Gogo’s results to differ materially from those expressed in, or implied by, the forward-looking statements included in this presentation, investors should refer to the disclosure contained under the headings “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Company’s Annual Report on Form 10-K filed with the SEC on
February 27, 2015.
Note to Certain Operating and Financial Data
In
addition
to
disclosing
financial
results
that
are
determined
in
accordance
with
U.S.
generally
accepted
accounting
principles
(“GAAP”),
Gogo
also
discloses
in
this
presentation certain non-GAAP financial information, including Adjusted EBITDA and Cash CapEx. These financial measures are not recognized measures under
GAAP,
and
when
analyzing
our
performance
or
liquidity,
as
applicable,
investors
should
(i)
use
Adjusted
EBITDA
in
addition
to,
and
not
as
an
alternative
to,
net
loss
attributable to common stock as a measure of operating results, and (ii) use Cash CAPEX in addition to, and not as an alternative to, consolidated capital expenditures when evaluating our liquidity.
In
addition,
this
presentation
contains
various
customer
metrics
and
operating
data,
including
numbers
of
aircraft
or
units
online,
that
are
based
on
internal
company
data, as well as information relating to the commercial and business aviation market, and our position within those markets. While management believes such information
and
data
are
reliable,
they
have
not
been
verified
by
an
independent
source
and
there
are
inherent
challenges
and
limitations
involved
in
compiling
data
across various geographies and from various sources.
GOGOAIR.COM   |   2

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential. GOGO’S MISSION Advance aviation by connecting every aircraft with the most trusted communications services on and above our planet

©2015 Gogo
Inc. and Affiliates. Proprietary & Confidential.
WHY INVEST IN GOGO
LARGE GROWTH OPPORTUNITY
LARGE GROWTH OPPORTUNITY
HIGH BARRIERS TO ENTRY
HIGH BARRIERS TO ENTRY
EXPERIENCE & SCALE
EXPERIENCE & SCALE
LEADING POSITION
LEADING POSITION
ATTRACTIVE ECONOMICS
ATTRACTIVE ECONOMICS
GOGOAIR.COM   |   4

MARKET & COMPANY OVERVIEW

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.
AVIATION INTERNET TRENDS
1
2
3
4
5
Connected
aircraft
transform
global
aviation
–
the
last
frontier
of
internet connectivity
Cost, coverage, capacity and reliability are just now reaching critical inflection points
Next gen technologies expected to increase speeds from 10 to 100Mbps within 5 years with a comparable reduction in costs
More
bandwidth
drives
demand
from
business
traveler
connectivity
today
to
every
person
and
most
‘things’
on
aircraft
in
10
years
Airlines will demand ‘Always
Available Everywhere for Every Plane’
GOGOAIR.COM   |   6

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.
Better
passenger
experience -
less cost
A TRANSFORMATIVE OPPORTUNITY FOR AIRLINES
Benefits
Airline
differentiation
Direct
revenue
opportunities
Operational
efficiency
Enhanced
safety
Enabling the Connected Aircraft
GOGOAIR.COM   |   7

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.
BEYOND PASSENGER CONNECTIVITY –
ENABLING
THE AVIATION ECOSYSTEM
GOGOAIR.COM   |   8
Inflight
Services
Flight
Operations
Aircraft
Systems
Maintenance
Data

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.
CA -
North America
(“CA-NA”)
1.4x
1.2x
CA -
Rest of World
(“CA-ROW”)
2.3x
(1)
Source:
Boeing
Current
Market
Outlook
2014
–
2033,
excludes:
cargo
aircraft.
(2)
Source:
JetNet
iQ
Report
Q4
2014;
General
Aviation
Manufacturers
Association
2014
Statistical
Databook,
excludes
Rest
of
World
turbo
props.
ADDRESSABLE CONNECTED AIRCRAFT
ADDRESSABLE CONNECTED AIRCRAFT
Commercial Aviation (“CA”)
Commercial Aviation (“CA”)
Business Aviation (“BA”)
Business Aviation (“BA”)
2.6x size
of CA-NA
2.6x size
of CA-NA
A LARGE AND GROWING GLOBAL
CONNECTED AVIATION MARKET
The connected aircraft industry is worth up to $30 billion
The connected aircraft industry is worth up to $30 billion
5,300
7,300
2013
2033F
13,900
32,000
2013
2033F
30,300
37,800
2014
2024F
(1)
(2)
GOGOAIR.COM   |   9

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.
Largest Market Share in CA-NA
Largest Market Share in CA-NA
GOGO’S IMPRESSIVE SCALE AND REACH
Largest Market Share in BA
Largest Market Share in BA
68% of connected aircraft
Note: Data based on management estimates, trade publications and other public sources as of 3/31/2015
(1) Based on management estimates as of 3/31/2015
(2)
Includes
Gogo
awarded
aircraft
as
of
6/22/2015
#1 Global in-flight connectivity provider
Leader in North America and expanding internationally
#1 Global in-flight connectivity provider
Leader in North America and expanding internationally
(1)
(1)
Untapped CA-ROW market
Untapped CA-ROW market
Awarded
Aircraft
(2)
GOGOAIR.COM   |   10
Quickly expanding internationally
88% of broadband aircraft
(1)

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.
LONG-TERM PARTNERSHIPS WITH OUR MAJOR
AVIATION PARTNERS
North America
North America
Original Equipment Manufacturers
Original Equipment Manufacturers
Fractional Jet Operators
Fractional Jet Operators
Commercial Aviation
Commercial Aviation
Business Aviation
Business Aviation
International
International
GOGOAIR.COM   |   11

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.
STRONG EXECUTION
$37
$408
2009
2014
Total Revenue
($MM)
$(89)
$11
$78
2009
2014
Adjusted EBITDA
CA-ROW Segment Loss
$89
Adjusted EBITDA
(1)
($MM)
62%
CAGR
(1) Please see reconciliation of Adjusted EBITDA in appendix.
GOGOAIR.COM   |   12

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.
WHY WE WIN
Specialize in aviation and telecom
Specialize in aviation and telecom
Global networks with excellent reliability
Global networks with excellent reliability
Superior technology & economics
Superior technology & economics
End-to-end service provider
End-to-end service provider
1
2
3
4

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.
ATG / ATG-4
1
st
generation
of technology
North America coverage
2Ku
2
nd
generation of technology
Global coverage
Intellectual
Property
100+ patents globally
WE SPECIALIZE IN AIRCRAFT AND HAVE
A TRACK RECORD OF INNOVATION
EXPERTISE IN INTERNET, AVIATION AND TELECOM
EXPERTISE IN INTERNET, AVIATION AND TELECOM
GOGOAIR.COM   |   14

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.
GOGO’S TECHNOLOGY AGAIN
DISRUPTS THE
GLOBAL AVIATION INDUSTRY
ATG-4: North America coverage
2Ku: Global coverage
ATG-4 Antenna
2Ku Antenna
Expected launch 2015
70 Mbps at launch, 100 Mbps expected when spot beam Ku-
band satellites are launched
Low cost –
estimated half the bandwidth cost compared to
other satellite solutions
Most complete global coverage
Half the height of traditional antenna –
lower drag, fuel
savings
Leverages Gogo’s existing Ku-band network and future high
throughput Ku satellites
ATG launched 2008
ATG-4 launched 2012
ATG / ATG-4 peak speed –
3 Mbps /
10Mbps
Proprietary solution enabling overnight
installs
Years of experience delivering
broadband service
Gogo is the only ATG solution provider
GOGOAIR.COM   |   15

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.
GLOBAL AND REGIONAL NETWORKS DRIVE
SUPERIOR RELIABILITY AND RAPID INNOVATION
Scalable and modular architecture
Operational leverage
Rapid innovation and evolution
Reliable and mature hardware
and software platform
Superior reliability
98%+ ATG
system availability
75+ million of passenger sessions
7,800+ flight per day
GOGOAIR.COM   |   16
Figures as of 3/31/2015.

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.
THE MOST COMPLETE END-TO-END
AVIATION SERVICE PROVIDER
Real-time credit card processing
Real-time weather information
Other applications to enhance
airlines operational efficiency
Account support
Network
monitoring
and
management
Passenger support services, portal
design, developing and hosting
Airborne equipment for ATG and
satellite
Certification, installation,
maintenance, etc.
Passenger connectivity
Passenger entertainment
Portal content
ATG / ATG-4 for North America
2Ku / Ku for global satellite service
Passenger Services
Equipment and Equipment
Related Services
Airline / Owner / Operator
Services
Operations-Oriented
Communications Services
Global Network Solutions
GOGOAIR.COM   |   17

FINANCIALS

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.
GROWING REVENUE DRIVES PROFITABILITY
Note: Minor differences exist due to rounding
(1) Please see reconciliation of Adjusted EBITDA in appendix
Adjusted EBITDA
(1)
($MM)
$37
$160
$328
$408
$428
2009
2011
2013
2014
Q1 2015
LTM
($89)
($1)
$8
$11
$14
$41
$78
$80
2009
2011
2013
2014
Q1 2015
LTM
$49
CA-ROW
Segment Loss
Revenue ($MM)
62%
CAGR
$89
Adjusted EBITDA
$93
GOGOAIR.COM   |   19

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.
CA -
NA: REVENUE AND SEGMENT PROFIT GROWTH
Note: Minor differences exist due to rounding
(1) We define ARPA as the aggregate service revenue for the annual period divided by the number of aircraft online during that period
$11
$251
$266
2009
2014
Q1 2015 LTM
Revenue ($MM)
$24
$121
$127
2009
2014
Q1 2015 LTM
Annualized ARPA
(1)
($000s)
$(91)
$26
$30
2009
2014
Q1 2015 LTM
Segment Profit
($MM)
11%
Margin
692
2,098
2,200
2009
2014
Q1 2015
Aircraft Online
(End of Period)
102 Q/Q
Increase
GOGOAIR.COM   |   20

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.
$6
$72
$78
$20
$84
$81
2009
2014
Q1 2015 LTM
BA: HIGH-MARGIN SERVICE REVENUE DRIVES
PROFITABILITY AND CASH FLOW
$26
$156
$159
Equipment Revenue
Service Revenue
Revenue ($MM)
$3
$63
$63
11%
40%
40%
2009
2014
Q1 2015 LTM
Segment Profit
($MM)
Segment Profit Margin
Segment Profit
49
2,797
2,983
2009
2014
Q1 2015
ATG Aircraft Online
(End of Period)
186 Q/Q
Increase
139
943
936
2009
2014
Q1 2015 LTM
ATG Units Shipped
Note: Minor differences exist due to rounding.
43%
CAGR
GOGOAIR.COM   |   21

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.
1
85
116
180
257
293
500+
2012
2013
2014
Aircraft Online (end of period)
Cumulative Aircraft Awards
June 2015
116 aircraft online as of 3/31/2015
Near global Ku-band satellite network
2Ku technology selected by 7 airlines
for trial or adoption
(1)
Includes
Gogo
awarded
aircraft
as
of
6/22/2015
$14
$41
$78
$80
2012
2013
2014
Q1 2015 LTM
International Aircraft Awards
and Aircraft Online
Executing Our International Expansion
CA-ROW Segment Loss ($MM)
International Partners
CA -
ROW: FOCUS ON INTERNATIONAL EXPANSION
(1)
GOGOAIR.COM   |   22
Q1 ‘15

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.
CAPEX PROFILE
(1) Please see reconciliation of Cash CapEx in the Appendix
Gross CapEx
Capitalized
software
Airborne
equipment
Network
equipment
Over the past two
years, Gogo’s Cash
CapEx has been
stable at ~$100
million
Over the past two
years, Gogo’s Cash
CapEx has been
stable at ~$100
million
Equipment proceeds received from airlines
and landlord incentives
Cash CapEx
(1)
GOGOAIR.COM   |   23

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.
Why Does Gogo Win?
Why Does Gogo Win?
Specialize in aviation and telecom
Specialize in aviation and telecom
End-to-end service provider
End-to-end service provider
Superior technology and cost
Superior technology and cost
Deliver excellent reliability
Deliver excellent reliability
Focused Strategy
Focused Strategy
Gain global share
Gain global share
Grow ARPA
Grow ARPA
Increase bandwidth to aircraft
Increase bandwidth to aircraft
Deliver consistent execution
Deliver consistent execution
GOGO -
A COMPELLING INVESTMENT OPPORTUNITY
Gogo is a leading aero communications service provider
for the global aviation industry
GOGOAIR.COM   |   24

Q&A

APPENDIX

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.
1991
GOGO -
LEADER WITH ESTABLISHED
TRACK RECORD
2012
2013
2014
June 2013
Gogo IPO
October 2013
Gogo launches Gogo
Text & Talk, ATG 2000,
Gogo Vision, and UCS
5000 for Business
Aviation
Gogo awarded domestic
fleet of Japan Airlines
August 2008
Connectivity service is
launched on American
Airlines
Delta Air Lines selects
Gogo for IFC
June 2009
Gogo begins offering
ATG service to Business
Aviation customers
Q1 2012
Gogo initiates
international expansion
efforts
April 2014
Gogo announces its new global 2Ku
in-flight connectivity technology
Fall 2012
Gogo begins rollout of
ATG-4 technology
December 2014
Gogo awarded 250
American Airlines
regional jets
June 2012
Gogo wins Delta’s
international fleet
October 2014
United Airlines
announces it selects
Gogo for regional jets
July 2014
Gogo launches satellite
service on Delta Air Lines
and Japan Airlines
2006
Gogo wins bid for 3MHz
ATG spectrum
2008
Gogo completes initial
build-out of ATG network
in record time
2009
2015
February 2015
Delta Air Lines selects
2Ku for more than 250
aircraft
March 2015
Gogo
issues $362M Senior
Unsecured Convertible Notes
June 2015
Brazilian airline GOL
selects 2Ku to
service entire fleet of
aircraft
2006
1991
Founder Jimmy Ray
envisions a telephone
system for aircraft
GOGOAIR.COM   |   27

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.
ADJUSTED EBITDA RECONCILIATION ($MM)
2009
2010
2011
2012
2013
2014
Q1
2014
Q2
2014
Q3
2014
Q4
2015
Q1
Net
Income
(142)
(140)
(18)
(96)
(146)
(17)
(19)
(25)
(24)
(20)
Interest Income
(0)
(0)
(0)
(0)
(0)
(0)
(0)
(0)
(0)
(0)
Interest
Expense
30
–
1
9
29
7
7
9
9
10
Income Tax Provision
–
3
1
1
1
–
–
–
–
–
Depreciation
& Amortization
22
31
33
37
56
16
15
17
17
19
EBITDA
(91)
(106)
16
(49)
(60)
6
4
2
2
9
Fair Value Derivative
Adjustments
–
33
(59)
(10)
36
–
–
–
–
–
Class
A and Class B Senior
Convertible Preferred Stock
Return
–
18
31
52
29
–
–
–
–
–
Accretion of Preferred Stock
–
9
10
10
5
–
–
–
–
–
Stock-based
Compensation
Expense
1
2
2
4
6
2
2
3
3
3
Loss on Extinguishment of
Debt
2
–
–
–
–
–
–
–
–
–
Write Off of Deferred Equity
Financing Costs
–
–
–
5
–
–
–
–
–
–
Amortization of Deferred
Airborne Lease Incentives
–
(1)
(1)
(4)
(8)
(3)
(3)
(4)
(4)
(4)
Adjusted EBITDA
(89)
(45)
(1)
9
8
5
3
1
1
8
Note: Minor differences exist due to rounding
GOGOAIR.COM   |   28

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.
CASH CAPEX RECONCILIATION ($MM)
2009
2010
2011
2012
2013
2014
Q1
2014
Q2
2014
Q3
2014
Q4
2015
Q1
Purchases of
Property and
Equipment
(69)
(33)
(33)
(67)
(105)
(32)
(28)
(35)
(37)
(53)
Acquisition
of
Intangible Assets
(Capitalized
Software)
(8)
(7)
(10)
(12)
(16)
(4)
(5)
(5)
(3)
(4)
Consolidated Capital
Expenditures
(77)
(40)
(43)
(79)
(121)
(36)
(33)
(41)
(40)
(57)
Change in Deferred
Airborne Lease
Incentives
–
9
11
18
9
5
3
5
17
9
Amortization of
Deferred Airborne
Lease Incentives
–
1
1
4
8
3
3
3
4
4
Landlord
Incentives
–
–
–
–
–
–
–
2
7
12
Cash CapEx
(77)
(30)
(31)
(58)
(104)
(29)
(27)
(30)
(12)
(32)
Note: Minor differences exist due to rounding
GOGOAIR.COM   |   29